UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 15, 2021

MATEON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01	Other Events

We met with investors and potential partners to discuss ARTIVedaTM. The information is filed herewith.

Press release

On Jan 13, 2020 we issued press release stating the interim analysis of ARTI-19. The press release if filed herewith.

ARTIVeda is Mateon’s lead Ayurvedic drug against COVID-19 in India and is being developed by Mateon in partnership with Windlas Biotech Private Limited (India). ARTI-19 India is being conducted by Windlas as part of Mateon’s global effort to deploy ARTIVeda across India, Africa, and Latin America. These interim results are based on 60 randomized patients (out of 114 randomized to date) across 3 sites in India:

●	No adverse events were reported that required discontinuation of treatment
●	A majority of the 60 patients who received ARTIVeda plus Standard of Care (SOC) recovered faster than those who received SOC alone, with SOC defined as treatment with Remdesivir, Ivermectin, Dexamethasone, Heparin, as well as Paracetamol, B complex, Vitamin-C, and Zinc.
●	The median time to asymptomatic WHO scale of 1 was 5 days for ARTIVeda plus SOC as compared to 14 days for SOC alone. The differences were statistically significant meaning unlikely to happen by chance.
●	The trend was more pronounced with higher initial disease status. Log rank statistics: WHO-scale 2,3,4: p= 0.0369 /RR = 1.476 (0.8957-2.433), WHO-scale 3,4: p= 0.026/ RR = 1.581 (0.9094-2.747), WHO-scale 4: p= 0.0043/ RR = 2.038 (0.9961-4.168). RR = rate ratio for recovery.

The ARTI-19 India trial is slated to complete enrollment of 120 randomized patients by end of January, 2021, with final data available 6-8 weeks thereafter. Upon completion of the trial, it is Mateon’s objective to file for Emergency Use Authorization (EUA) with regulatory authorities around the world, including India, the United States, and the United Kingdom; discussions regarding EUA with several of these authorities have commenced.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Incorporation by reference

99.1	ARTIVedaTM Product Information	Filed herewith.
99.2	Press release – Interim Analysis of ARTI-19	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mateon Therapeutics, Inc.

Date: January 15, 2021		/s/ Vuong Trieu
	By:	Vuong Trieu
Chief Executive Officer

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